November 2, 2026 Third Quarter 2026 Financial Results and Business Update Exhibit 99.2

Forward-looking statements disclosure This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "will," "expect," "plan," "anticipate" and similar expressions (as well as other words or expressions referencing future events, progress, timing or circumstances) are intended to identify forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding future operations, financial results and the financial condition of Syndax Pharmaceuticals, Inc. (“Syndax” or the “Company”), including financial position, strategy and plans, the progress, timing, clinical development and scope of clinical trials and the reporting of clinical data for Syndax’s product candidates, the progress of regulatory submissions and approvals and subsequent commercialization and the potential use of Syndax’s product candidates to treat various cancer indications and fibrotic diseases, and Syndax’s expectations for liquidity and future operations, are forward-looking statements. Many factors may cause differences between current expectations and actual results, including unexpected safety or efficacy data observed during preclinical studies or clinical trials, clinical site activation rates or clinical trial enrollment rates that are lower than expected; changes in expected or existing competition; the impact of macroeconomic conditions (the Russia-Ukraine war, inflation, among others) on Syndax’s business and that of the third parties on which Syndax depends, including delaying or otherwise disrupting Syndax’s clinical trials and preclinical studies, manufacturing and supply chain, or impairing employee productivity; failure of our collaborators to support or advance collaborations or product candidates and unexpected litigation or other disputes. Moreover, Syndax operates in a very competitive and rapidly changing environment. Other factors that may cause our actual results to differ from current expectations are discussed in Syndax’s filings with the U.S. Securities and Exchange Commission, including the “Risk Factors” sections contained therein. New risks emerge from time to time. It is not possible for Syndax’s management to predict all risks, nor can Syndax assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied. Except as required by law, neither Syndax nor any other person assumes responsibility for the accuracy and completeness of the forward- looking statements. Syndax undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in Syndax’s expectations.

Strong 3Q26 commercial growth and progress across our pipeline

Growing revenue from two medicines

$61M Revuforj

3Q26 net revenue (+90% y/y)

- **Dominant share** of new patients and revenue for the class
- **20% q/q increase in new patients** and growing use post-HSCT
- **$2B+ peak** annual net revenue expected in the U.S. alone[1]

$67M Niktimvo™

3Q26 net revenue (+47% y/y)

- **$23M** in collaboration revenue to Syndax—a meaningful contribution to our bottom line
- **Collaboration revenue currently annualizing at $90M+**

Advancing expansion opportunities

- Frontline (1L) trials of Revuforj and Niktimvo underway; positioned to be **first to 1L AML with a menin inhibitor**
- **Major presence planned at ASH, including new revumenib data** across the acute leukemia Tx continuum
- **Two novel pipeline assets** expected to enter the clinic in 2027

Poised to unlock significant value with two drugs with blockbuster potential and a differentiated pipeline

Syndax

1. Estimated peak annual U.S. net revenue potential is inclusive of anticipated frontline indications.
Market share estimates based on prescription and claims data on file. y/y, year-over-year; q/q, quarter-over-quarter; Tx, treatment; HSCT, hematopoietic stem cell transplant

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Double-digit q/q growth in Revuforj net revenue, new patients, and TRx

Revuforj® 3Q26 results

$60.7M
net revenue

90% growth vs. 3Q25
11% growth vs. 2Q26

~1,700
total prescriptions

~100% growth vs. 3Q25
~13% growth vs. 2Q26



~300 new patient starts

~20% q/q growth

Dominant share of new patient starts for the class

Seven consecutive quarters of double-digit q/q net revenue and TRx growth



Net revenue ($M)
$60
$50
$40
$30
$20
$10
$0
Approx. TRx
1,800
1,500
1,200
900
600
300
0
4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26
Quarterly results

Growth reflects strong uptake in two indications and a growing number of patients on Tx post-HSCT

Syndax

TRx, total prescriptions; HSCT, hematopoietic stem cell transplant; Tx, treatment; q/q, quarter-over-quarter

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Revuforj's strong growth potential supported by multiple evolving Tx dynamics

Growing adoption in R/R NPM1m AML

~50%

of new 3Q26 patients were NPM1 patients

>35%

of 3Q26 net revenue from NPM1 business

Continued use early in the R/R Tx paradigm and in combination

~75% of use in 2L/3L

~40% of use in combo

Robust transplant rates observed in *both* R/R KMT2A and NPM1

	% proceeding to HSCT	% resuming Tx post-HSCT
KMT2A	~50%	~60%
NPM1	~40%	~50%

Syndax

Estimates based on claims, prescription, and lab data on file.

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Syndax is well positioned to continue driving growth in both Revuforj indications All covered lives includes all commercially covered lives plus Medicare and Medicaid lives. Excellent payer coverage with no meaningful barriers to access of all covered lives with formulary coverage for both Revuforj indications 99% Broad and expanding prescriber base of Tier 1+2 accounts activated >90% total accounts (+8% q/q growth) >620 Growing adoption in centers of all sizes

Strong Niktimvo 3Q26 results driven by robust demand and solid persistency >300 3Q26 new patients ~6,350 3Q26 infusions administered Syndax records 50% of the Niktimvo net commercial profit, defined as net revenue (recorded by Incyte) minus the cost of sales and commercial expenses. $67.4M 3Q26 net revenue reported by INCY 47% growth vs. 3Q25 12% growth vs. 2Q26 $22.6M 3Q26 collaboration revenue to SNDX 63% growth vs. 3Q25 25% growth vs. 2Q26 Collaboration revenue currently annualizing at $90M+

Pioneering menin inhibition with an industry-leading integrated evidence generation plan

Revumenib (select acute leukemia trials)						Ph 1	Ph 2	Ph 3	FDA Approved
Setting	Study Name	Regimen	NPM1m	KMT2Ar	NUP98r				
R/R	AUGMENT-101	Rev mono	●	●		■	■	■	■
R/R	AUGMENT-102	Rev + IC	●	●	●	■			
R/R	SAVE	Rev + ven/oral HMA	●	●	●	■	■		
R/R	Borate study	Rev + gilt in FLT3 co-mutated	●	●	●	■			
Post-HSCT Maintenance	Ball study	Rev mono	●	●		■			
Post-HSCT Maintenance	MenTain	Rev mono	●	●	●	□	□		
MRD clearance	INTERCEPT	Rev mono	●	●		■			
MRD clearance	Break *Through* Cancer	Rev + ven	●	●	●	■	■		
1L – Unfit for IC	BEAT AML	Rev + ven/aza	●	●		■			
1L – Unfit for IC	SAVE	Rev + ven/oral HMA	●	●	●	■	■		
1L – Unfit for IC	EVOLVE-2	Rev + ven/aza	●	●		■	■	■	
1L – Fit for IC	708 and NCI	Rev + IC	●	●	●	■			
1L – Fit for IC	REVEAL-ND	Rev + IC	●			■	■	■	
1L – Fit for IC	RAVEN	Rev + ven/aza		●		□	□		

Major presence planned for upcoming medical meetings

New data expected in 4Q26 from:

- **1L combo trials**
  - BEAT AML
  - SAVE
  - 708
- **MRD relapse study**
  - INTERCEPT
- **Pre- and post-transplant setting**
- **Real-world studies**

Syndax

Rev, revumenib; IC, intensive chemotherapy; 1L, frontline; R/R, relapsed or refractory; ven/aza, venetoclax and azacitidine; HMA, hypomethylating agent; HSCT, hematopoietic stem cell transplantation; gilt, gilteritinib

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Advancing multiple programs and novel assets targeting high unmet needs

Life-cycle management


Revuforj
Revuforj
Revuforj

Revuforj (revumenib) tablets

Multiple ongoing trials across the acute leukemia Tx continuum; **positioned to be first to 1L AML**


Niktimvo
(axatilimab-csfr)
injection
22 mg/2.2 mL
(10 mg/mL)

Niktimvo™ (axatilimab-csfr)

Two ongoing combination trials with ruxolitinib or corticosteroids **targeting 1L chronic GVHD**

+

Pipeline assets



SNDX-4321

Mutant-selective allosteric EGFR inhibitor for NSCLC

IND submission expected by YE26; demonstration of monotherapy activity anticipated early 2028



SNDX-62122

Next-generation menin inhibitor for MF

Ph 1 initiation expected 4Q27, building on planned proof-of-principle trial of revumenib in MF

FOUR INNOVATIVE ASSETS EXPECTED IN THE CLINIC IN 2027

Syndax

NSCLC, non-small cell lung cancer; MF, myelofibrosis; 1L, frontline

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Strong financial position with growing revenue and a robust balance sheet Financial Summary ($ in millions) Three Months Ended Sept 30 2026 2025 Product revenue, net 60.7 32.0 Collaboration revenue, net 22.6 13.9 Total revenues 83.3 45.9 Cost of product sales (14.0) (2.1) Research & development (R&D) (67.5) (56.3) Selling, general and administrative (SG&A) (43.7) (44.9) Total operating expenses (125.2) (103.3) Other (expense) income, net (7.5) (3.3) Net loss (49.4) (60.7) Totals may not sum due to rounding; 1. Includes short- and long-term investments. AS OF 30 SEPT 2026: $551.1M in cash and equivalents1 90.0M shares outstanding 2026 R&D + SG&A EXPENSE GUIDANCE:  $400M, excluding $50M in expected stock option expense On the road to profitability

Positioned to unlock blockbuster opportunities and build long-term value Proven ability to translate scientific discoveries into novel therapies, with three FDA approvals between two drugs and thousands of patients treated Fully integrated biotech with deep expertise and strong partnerships with leading researchers Two drugs with compelling expansion opportunities + two differentiated pipeline assets; strong patent protection into at least late 2030s1 Driving towards profitability with growing revenues; fully funded to advance late-stage trials and pipeline assets SOLID FINANCIAL POSITION TRACK RECORD OF SUCCESS WORLD-CLASS R&D CAPABILITIES MULTIPLE SHOTS ON GOAL 1. Patent protection into at least late 2030s for Revuforj and Niktimvo and at least 2040s for SNDX-4321 and SNDX-62122.

Multiple near-term catalysts and value-creating opportunities

Anticipated milestones

Revuforj (revumenib) & SNDX-62122	**Acute Leukemia** • Advance global enrollment in pivotal 1L trials of revumenib • New 1L, maintenance, real-world, and MRD relapse data in 4Q26 + beyond • Publish R/R NUP98r data in 4Q26 and submit publication to clinical guidelines **Myelofibrosis** • Initiate Ph 1/2 proof-of-principle trial of revumenib in 4Q26; initial data 2H27 • Submit IND and initiate Ph 1 SNDX-62122 trial in 4Q27
Niktimvo (axatilimab-csfr)	**Frontline Chronic GVHD** • Topline Ph 2 axatilimab + ruxolitinib data at a medical meeting in 1Q27 • Topline Ph 3 axatilimab + corticosteroid data early 2028
SNDX-4321	**EGFR-mutated NSCLC** • Submit IND by YE 2026 • Initiate Ph 1 trial in 2027; initial data early 2028

Syndax
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Sarah, diagnosed with R/R acute leukemia FUELED BY A PASSION FOR PATIENTS